Exhibit 10.12

DIGITAL WORLD ACQUISITION CORP

78 SW 7th Street, Suite 500

Miami, FL 33130

May 12, 2022

ARC Global Investments II, LLC
78 SW 7th Street, Suite 500
Miami, FL 33130
Attn: Patrick Orlando

Patrick Orlando

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Luis Orleans-Braganza

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Bruce J. Garelick

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Lee Jacobson

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Justin L. Shaner

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Eric Swider

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Rodrigo Veloso

c/o Digital World Acquisition Corp
78 SW 7th Street, Suite 500
Miami, FL 33130

Re: Amendment of the Insider Letter

Ladies and Gentlemen:

Reference is made to that certain letter agreement, dated September 2, 2021 (the “Insider Letter”), by and among, Digital World Acquisition Corp., a Delaware corporation (the “Company”), Arc Global Investments II LLC, a Delaware limited liability company (the “Sponsor”), and the directors, officers or other initial shareholders of the Company named therein (the “Insiders”), pursuant to which, among other matters, the Sponsor and the Insiders agreed in Section 9 thereof, that the Sponsor, an affiliate of the Sponsor or certain officers and directors of the Company may make non-interest bearing loans to the Company to finance transaction costs in connection with the Company’s initial business combination (the “Business Combination”) and that, at the option of the lender, up to $1,500,000 of such loans may be convertible into units of the Company, at a price of $10.00 per unit, upon consummation of the Business Combination. Any term used but not defined in this letter agreement (this “Amendment”) will have the meaning ascribed to such term in the Insider Letter and the Merger Agreement (defined below).

On October 20, 2021, the Company entered into that certain Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), by and among the Company, Trump Media & Technology Group Corp., a Delaware corporation (the “TMTG”), DWAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), ARC Global Investments II, LLC, a Delaware limited liability company, in the capacity as the Purchaser Representative thereunder, and TMTG’s General Counsel in the capacity as the Seller Representative thereunder, pursuant to which, among other matters, (i) Merger Sub will merge with and into TMTG, with TMTG continuing as the surviving entity and a wholly-owned subsidiary of the Company, (ii) all of the issued and outstanding shares of capital stock of TMTG immediately prior to the effective time of the transaction, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for each stockholder of TMTG to receive its pro rata share of the Stockholder Merger Consideration, and (iii) the TMTG Options and the TMTG RSUs shall each be assumed (with equitable adjustments to the number and exercise price of such assumed TMTG Options and number of TMTG RSUs) by the Company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of applicable law.

In connection with the Merger Agreement, each of the Sponsor and the Insiders, have agreed to revise the terms of the Insider Letter, to increase the aggregate principal amount of loans by the Sponsor, its Affiliates or the officers and directors of the Company that can be converted into units of the Company, from $1,500,000 to $30,000,000.

The Insider Letter may be changed, amended or modified by a written instrument executed by the Company and each officer or director that is the subject of any such change, amendment modification or waiver.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Primary Initial Shareholder hereby agrees as follows:

1.	Amendments to Insider Letter. The Parties hereby agree to the following amendments to the Insider Letter:

(a)	The defined terms in this Amendment, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Insider Letter as if they were set forth therein.

(b)	Section 9 of the Insider Letter is hereby deleting the word “$1,500,000” and replacing it with “$30,000,000.”

2.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Insider Letter are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Insider Letter, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Insider Letter in the Insider Letter or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Insider Letter, as amended by this Amendment (or as the Insider Letter may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Insider Letter, including Sections 18 thereof.

{Remainder of Page Intentionally Left Blank; Signature page follows}

Please indicate your agreement to the foregoing by signing in the space provided below.

DIGITAL WORLD ACQUISITION CORP

By:	/s/ Patrick Orlando
Name: Patrick Orlando Title: Chief Executive Officer

Accepted and agreed, effective as of the date first set forth above:

ARC GLOBAL INVESTMENTS II LLC

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Managing Member

/s/ Patrick Orlando
Patrick Orlando

/s/ Luis Orleans-Braganza
Luis Orleans-Braganza

/s/ Bruce J. Garelick
Bruce J. Garelick

/s/ Lee Jacobson
Lee Jacobson

/s/ Justin L. Shaner
Justin L. Shaner

/s/ Eric Swider
Eric Swider

/s/ Rodrigo Veloso
Rodrigo Veloso

[Signature Page to Amendment to Insider Letter]

Accepted and agreed, effective as of the date first set forth above:

EF HUTTON, a division of Benchmark Investments, LLC

By:	/s/ Sam Fleischman
Name: Sam Fleischman
Title: Supervisory Principal

[Signature Page to Amendment to Insider Letter]